UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 4, 2024, Xenon Pharmaceuticals Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, 68,502,857 of the Company’s common shares, or approximately 90.78% of the total common shares entitled to vote, were present or represented by proxies and voted on the following four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission and the securities commissions in British Columbia, Alberta and Ontario on or after April 26, 2024 (the “Proxy Statement”):

Proposal One – Election of Directors. The following nominees were elected as directors to serve until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	For	Against	Broker Non-Votes
Dawn Svoronos	61,455,358	4,487,857	2,559,642
Gillian Cannon	65,895,891	47,324	2,559,642
Steven Gannon	65,709,645	233,570	2,559,642
Elizabeth Garofalo	62,307,376	3,635,839	2,559,642
Justin Gover	65,932,083	11,132	2,559,642
Patrick Machado	63,197,819	2,745,396	2,559,642
Ian Mortimer	65,768,424	174,791	2,559,642
Gary Patou	64,901,660	1,041,555	2,559,642

Proposal Two – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The compensation of the Company’s named executive officers, on an advisory basis, was approved as follows:

For	Against	Abstain	Broker Non-Votes
63,950,064	1,979,402	13,742	2,559,642

Proposal Three – Amendments to Amended and Restated 2014 Equity Plan. The proposed amendments to the Company's Amended and Restated 2014 Equity Plan, including to increase the maximum number of common shares available for issuance thereunder by 5,200,000, were approved as follows:

For	Against	Abstain	Broker Non-Votes
63,107,128	2,823,056	13,030	2,559,643

Proposal Four – Appointment of Auditor. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the ensuing year was approved as follows:

For	Withheld	Broker Non-Votes
66,736,364	1,766,493	0

Proposal Five – Remuneration of Auditor. The authority of the audit committee of the Board to set the remuneration of the auditor for the ensuing year was approved as follows:

For	Against	Abstain	Broker Non-Votes
65,671,700	390,406	13,121	2,427,630

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description
10.1	Amended and Restated 2014 Equity Incentive Plan and form of share option agreement used thereunder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: June 5, 2024	By:	/s/ Sherry Aulin
Sherry Aulin
Chief Financial Officer